                                                Exhibit 99.1
First Financial Bancorp Announces Fourth Quarter and Full Year 2023
Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.60; $0.62 on an adjusted(1) basis
•Return on average assets of 1.31%; 1.37% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.26%; 7 bp decrease from linked quarter
•Loan growth of $286.4 million; 10.7% on an annualized basis
•Average deposit balances increased 12.9% on an annualized basis
•Credit trends stable to improving in the quarter
•Tangible Book Value increased $1.47, or 13.5% from linked quarter
•Quarterly dividend of $0.23 approved by Board of Directors

Cincinnati, Ohio - January 25, 2024. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31, 2023.

For the three months ended December 31, 2023, the Company reported net income of $56.7 million, or $0.60 per diluted common share. These results compare to net income of $63.1 million, or $0.66 per diluted common share, for the third quarter of 2023. For the twelve months ended December 31, 2023, First Financial had earnings per diluted share of $2.69 compared to $2.30 for the same period in 2022.

Return on average assets for the fourth quarter of 2023 was 1.31% while return on average tangible common equity was 21.36%(1). These compare to return on average assets of 1.48% and return on average tangible common equity of 23.60%(1) in the third quarter of 2023.

Fourth quarter 2023 highlights include:

•Net interest margin of 4.21%, or 4.26% on a fully tax-equivalent basis(1)
◦7 bp decrease to 4.26% from 4.33% in the third quarter due to increasing funding costs
◦Higher asset yields and earning asset mix significantly offset 31 bp increase in cost of deposits
◦Average deposit balances increased $415.7 million with growth in money market accounts, interest bearing checking accounts, retail CDs and brokered CD's offsetting declines in noninterest bearing checking and savings accounts

•Noninterest income of $47.0 million, or $47.6 million as adjusted(1)
◦Bannockburn income of $8.7 million included $4.6 million loss on a trade; loss was offset by lower noninterest expenses
◦Strong leasing business income of $12.9 million
◦Higher other noninterest income driven by increase in syndication fees
◦Adjusted(1) $0.6 million for losses on investment securities and other items not expected to recur
•Noninterest expenses of $119.1 million, or $116.8 million as adjusted(1)
◦$2.9 million decrease from linked quarter driven primarily by lower employee costs and marketing expenses
◦Fourth quarter adjustments(1) include $0.9 million FDIC special assessment and other costs not expected to recur such as acquisition, severance and branch consolidation costs
◦Efficiency ratio of 59.3%; 58.0% as adjusted(1)

______________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Accelerating loan growth during the quarter
◦Loan balances increased $286.4 million compared to the third quarter
◦Growth of 10.7% on an annualized basis
◦CRE, specialty lending, residential mortgages and finance leases drove quarterly growth

•Robust deposit growth during the quarter
◦Total deposits increased $445.2 million, or 3.4%, from linked quarter
◦Average deposit balances increased $415.7 million with growth in money market accounts, interest bearing checking accounts, retail CDs and brokered CD's offsetting declines in noninterest bearing checking and savings accounts

•Total Allowance for Credit Losses of $159.9 million; Total quarterly provision expense of $10.2 million
◦Loans and leases - ACL of $141.4 million; decreased 7 bps to 1.29% of total loans
◦Unfunded Commitments - ACL of $18.4 million; increased $1.4 million from linked quarter
◦Provision expense driven by net charge-offs and loan growth; Classified assets were stable at $141.0 million
◦Annualized net charge-offs were 46 bps of total loans and included $9.2 million related to a single relationship that was previously reserved for

•Capital ratios remain solid
◦Total capital ratio increased 24 bps to 13.75%
◦Tier 1 common equity increased 25 bps to 11.85%
◦Tangible common equity increased 67 bps to 7.17%(1); 9.05%(1) excluding impact from AOCI
◦Tangible book value per share of $12.38(1); 13.5% increase from linked quarter

Additionally, the board of directors approved a quarterly dividend of $0.23 per common share for the next regularly scheduled dividend, payable on March 15, 2024 to shareholders of record as of March 1, 2024.

Archie Brown, President and CEO, commented on the quarter, “I am pleased with our fourth quarter performance. Adjusted(1) earnings per share were $0.62, which resulted in an adjusted(1) return on assets of 1.37% and an adjusted(1) return on tangible common equity ratio of 22.2%. As expected, rising funding costs outpaced our asset yields, however our net interest margin remained very strong at 4.26%. Additionally, balance sheet trends were positive during the quarter, with loans increasing $286 million, or 11% on an annualized basis, and average deposits increasing $416 million, or 13% on an annualized basis."

Mr. Brown continued, “Noninterest income and expenses were both lower than we expected during the quarter. The decline in noninterest income included a $4.6 million loss on a trade at Bannockburn, however excluding this loss, foreign exchange income was within our range of expectations. Leasing income also declined during the period due to lower end of term fees and lease originations shifting to a greater mix of finance leases. While this shift increased interest income and the net interest margin, it resulted in lower noninterest income during the period. Noninterest expenses declined for the quarter primarily due to lower incentive compensation, which is tied directly to noninterest income.”

Mr. Brown commented on asset quality, “Asset quality was stable for the quarter with underlying credit trends improving. Net charge-offs were 46 basis points during the quarter and were driven by a relationship that included borrower fraud. This loan had been on non-accrual for most of the year and was almost fully reserved coming into the fourth quarter. Additionally, nonperforming assets declined by 12% to 0.38% of total assets and classified asset balances were relatively unchanged from the third quarter."

Mr. Brown discussed full year results, “2023 was a record year for First Financial. Adjusted(1) earnings per share increased 17% from the prior year to $2.77, while adjusted(1) return on assets was 1.55%, adjusted (1) return on tangible common equity was 25.4% and our adjusted(1) efficiency ratio was 56%. Total revenue of $840.2 million was the highest in the Company's history, increasing 18.5% over the prior year. Our balance sheet responded favorably to the interest rate environment, resulting in a 21% increase in net interest income. Additionally, record years from wealth management and Summit drove a 12% increase in noninterest income.”

Mr. Brown continued, “We are extremely pleased with the performance of our balance sheet during 2023, especially given the turmoil in the banking industry in the first half of the year. Loan production was solid, exceeding 6% in balance growth, while average deposit balances increased 2.4% compared to the prior year. We are also very happy with the 122 basis point expansion in the tangible common equity ratio and 24% increase in tangible book value per share for the year.”

Mr. Brown commented on full year asset quality, “Asset quality trends were elevated during the year. Net charge-offs increased to 33 basis points for 2023, after we achieved a record low of 6 basis points in 2022. This increase was driven by two large relationships, as well as the loss on the sale of a small portfolio of ICRE loans. Non-performing assets to total assets ended the year at 38 basis points. We believe we are well positioned to manage the coming year and we are cautiously optimistic regarding asset quality in 2024.”

Mr. Brown concluded, “Finally, I'd like to commend our associates for their exemplary performance in 2023. They were client focused and executed at a very high level despite the industry uncertainty earlier in the year. During the year we have strengthened our team with the addition of talent in Wealth Management and in expansion markets, including Chicago, IL, Evansville, IN and Cleveland, OH. I'm extremely proud of the work our team accomplished in 2023 and believe we are positioned to have sustained success in 2024 and beyond.”

Full detail of the Company’s fourth quarter 2023 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 26, 2024 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (647) 362-9199 (U.S. local), access code 5048068. The recording will be available until February 9, 2024. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2023, the Company had $17.5 billion in assets, $10.9 billion in loans, $13.4 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.5 billion in assets under management as of December 31, 2023. The Company operated 130 full service banking centers as of December 31, 2023, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
December 31, 2023
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	2023	2022
RESULTS OF OPERATIONS
Net income	$56,732	$63,061	$65,667	$70,403	$69,086	$255,863	$217,612
Net earnings per share - basic	$0.60	$0.67	$0.70	$0.75	$0.74	$2.72	$2.33
Net earnings per share - diluted	$0.60	$0.66	$0.69	$0.74	$0.73	$2.69	$2.30
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.92	$0.92

KEY FINANCIAL RATIOS
Return on average assets	1.31%	1.48%	1.55%	1.69%	1.63%	1.51%	1.33%
Return on average shareholders' equity	10.50%	11.62%	12.32%	13.71%	13.64%	12.01%	10.34%
Return on average tangible shareholders' equity (1)	21.36%	23.60%	25.27%	29.02%	29.93%	24.72%	21.62%

Net interest margin	4.21%	4.28%	4.43%	4.51%	4.43%	4.36%	3.73%
Net interest margin (fully tax equivalent) (1)(2)	4.26%	4.33%	4.48%	4.55%	4.47%	4.40%	3.77%

Ending shareholders' equity as a percent of ending assets	12.94%	12.49%	12.54%	12.53%	12.01%	12.94%	12.01%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.17%	6.50%	6.56%	6.47%	5.95%	7.17%	5.95%
Risk-weighted assets (1)	8.90%	7.88%	8.03%	7.87%	7.32%	8.90%	7.32%

Average shareholders' equity as a percent of average assets	12.52%	12.70%	12.60%	12.29%	11.98%	12.53%	12.85%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	6.57%	6.69%	6.57%	6.21%	5.84%	6.51%	6.59%

Book value per share	$23.84	$22.39	$22.52	$22.29	$21.51	$23.84	$21.51
Tangible book value per share (1)	$12.38	$10.91	$11.02	$10.76	$9.97	$12.38	$9.97

Common equity tier 1 ratio (3)	11.85%	11.60%	11.34%	11.00%	10.83%	11.85%	10.83%
Tier 1 ratio (3)	12.19%	11.94%	11.68%	11.34%	11.17%	12.19%	11.17%
Total capital ratio (3)	13.75%	13.51%	13.44%	13.11%	13.09%	13.75%	13.09%
Leverage ratio (3)	9.70%	9.59%	9.33%	9.03%	8.89%	9.70%	8.89%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$10,751,028	$10,623,734	$10,513,505	$10,373,302	$10,059,119	$10,566,587	$9,574,965
Investment securities	3,184,408	3,394,237	3,560,453	3,635,317	3,705,304	3,442,233	4,032,046
Interest-bearing deposits with other banks	548,153	386,173	329,584	318,026	372,054	396,089	314,552
Total earning assets	$14,483,589	$14,404,144	$14,403,542	$14,326,645	$14,136,477	$14,404,909	$13,921,563
Total assets	$17,124,955	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,997,223	$16,382,730
Noninterest-bearing deposits	$3,368,024	$3,493,305	$3,663,419	$3,954,915	$4,225,192	$3,617,961	$4,196,735
Interest-bearing deposits	9,834,819	9,293,860	9,050,464	8,857,226	8,407,114	9,261,866	8,383,529
Total deposits	$13,202,843	$12,787,165	$12,713,883	$12,812,141	$12,632,306	$12,879,827	$12,580,264
Borrowings	$1,083,954	$1,403,071	$1,523,699	$1,434,338	$1,489,088	$1,360,420	$1,177,013
Shareholders' equity	$2,144,482	$2,153,601	$2,137,765	$2,082,210	$2,009,564	$2,129,751	$2,105,339

CREDIT QUALITY RATIOS
Allowance to ending loans	1.29%	1.36%	1.41%	1.36%	1.29%	1.29%	1.29%
Allowance to nonaccrual loans	215.10%	193.75%	276.70%	409.46%	464.58%	215.10%	464.58%
Allowance to nonperforming loans	215.10%	193.75%	276.70%	409.46%	335.94%	215.10%	335.94%
Nonperforming loans to total loans	0.60%	0.70%	0.51%	0.33%	0.38%	0.60%	0.38%
Nonaccrual loans to total loans	0.60%	0.70%	0.51%	0.33%	0.28%	0.60%	0.28%
Nonperforming assets to ending loans, plus OREO	0.60%	0.71%	0.51%	0.33%	0.39%	0.60%	0.39%
Nonperforming assets to total assets	0.38%	0.44%	0.32%	0.21%	0.23%	0.38%	0.23%
Classified assets to total assets	0.80%	0.82%	0.81%	0.94%	0.75%	0.80%	0.75%
Net charge-offs to average loans (annualized)	0.46%	0.61%	0.22%	0.00%	(0.01)%	0.33%	0.06%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) December 31, 2023 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2023	2022	% Change	2023	2022	% Change
Interest income
Loans and leases, including fees	$197,416	$152,299	29.6%	$743,770	$458,742	62.1%
Investment securities
Taxable	30,294	30,248	0.2%	125,520	102,314	22.7%
Tax-exempt	3,402	4,105	(17.1)%	13,901	18,466	(24.7)%
Total investment securities interest	33,696	34,353	(1.9)%	139,421	120,780	15.4%
Other earning assets	7,325	3,262	124.6%	19,813	5,484	261.3%
Total interest income	238,437	189,914	25.5%	903,004	585,006	54.4%

Interest expense
Deposits	69,193	16,168	328.0%	202,010	28,140	617.9%
Short-term borrowings	10,277	11,091	(7.3)%	53,378	19,132	179.0%
Long-term borrowings	5,202	4,759	9.3%	19,846	18,591	6.8%
Total interest expense	84,672	32,018	164.5%	275,234	65,863	317.9%
Net interest income	153,765	157,896	(2.6)%	627,770	519,143	20.9%
Provision for credit losses-loans and leases	8,804	8,689	1.3%	43,074	6,731	539.9%
Provision for credit losses-unfunded commitments	1,426	1,341	6.3%	33	4,982	(99.3)%
Net interest income after provision for credit losses	143,535	147,866	(2.9)%	584,663	507,430	15.2%

Noninterest income
Service charges on deposit accounts	6,846	6,406	6.9%	27,289	28,062	(2.8)%
Wealth management fees	6,091	5,648	7.8%	26,081	23,506	11.0%
Bankcard income	3,349	3,736	(10.4)%	14,039	14,380	(2.4)%
Client derivative fees	711	1,822	(61.0)%	5,155	5,441	(5.3)%
Foreign exchange income	8,730	19,592	(55.4)%	54,051	54,965	(1.7)%
Leasing business income	12,856	11,124	15.6%	51,322	31,574	62.5%
Net gains from sales of loans	2,957	2,206	34.0%	13,217	15,048	(12.2)%
Net gain (loss) on sale of investment securities	(851)	(393)	116.5%	(1,258)	(569)	121.1%
Net gain (loss) on equity securities	202	1,315	(84.6)%	206	(639)	(132.2)%
Other	6,102	4,579	33.3%	22,320	17,873	24.9%
Total noninterest income	46,993	56,035	(16.1)%	212,422	189,641	12.0%

Noninterest expenses
Salaries and employee benefits	70,637	73,621	(4.1)%	292,731	269,368	8.7%
Net occupancy	5,890	5,434	8.4%	22,990	22,208	3.5%
Furniture and equipment	3,523	3,234	8.9%	13,543	13,224	2.4%
Data processing	8,488	8,567	(0.9)%	35,852	33,662	6.5%
Marketing	2,087	2,198	(5.1)%	9,647	8,744	10.3%
Communication	707	690	2.5%	2,729	2,683	1.7%
Professional services	3,148	3,015	4.4%	9,926	9,734	2.0%
State intangible tax	984	974	1.0%	3,914	4,285	(8.7)%
FDIC assessments	3,651	2,173	68.0%	11,948	7,194	66.1%
Intangible amortization	2,601	2,573	1.1%	10,402	11,185	(7.0)%
Leasing business expense	8,955	6,061	47.7%	32,500	20,363	59.6%
Other	8,466	15,902	(46.8)%	32,307	52,699	(38.7)%
Total noninterest expenses	119,137	124,442	(4.3)%	478,489	455,349	5.1%
Income before income taxes	71,391	79,459	(10.2)%	318,596	241,722	31.8%
Income tax expense (benefit)	14,659	10,373	41.3%	62,733	24,110	160.2%
Net income	$56,732	$69,086	(17.9)%	$255,863	$217,612	17.6%

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.74		$2.72	$2.33
Net earnings per share - diluted	$0.60	$0.73		$2.69	$2.30
Dividends declared per share	$0.23	$0.23		$0.92	$0.92

Return on average assets	1.31%	1.63%		1.51%	1.33%
Return on average shareholders' equity	10.50%	13.64%		12.01%	10.34%

Interest income	$238,437	$189,914	25.5%	$903,004	$585,006	54.4%
Tax equivalent adjustment	1,672	1,553	7.7%	6,356	6,357	0.0%
Interest income - tax equivalent	240,109	191,467	25.4%	909,360	591,363	53.8%
Interest expense	84,672	32,018	164.5%	275,234	65,863	317.9%
Net interest income - tax equivalent	$155,437	$159,449	(2.5)%	$634,126	$525,500	20.7%

Net interest margin	4.21%	4.43%		4.36%	3.73%
Net interest margin (fully tax equivalent) (1)	4.26%	4.47%		4.40%	3.77%

Full-time equivalent employees	2,129	2,070

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$197,416	$192,261	$184,387	$169,706	$743,770	2.7%
Investment securities
Taxable	30,294	31,297	32,062	31,867	125,520	(3.2)%
Tax-exempt	3,402	3,522	3,513	3,464	13,901	(3.4)%
Total investment securities interest	33,696	34,819	35,575	35,331	139,421	(3.2)%
Other earning assets	7,325	5,011	3,933	3,544	19,813	46.2%
Total interest income	238,437	232,091	223,895	208,581	903,004	2.7%

Interest expense
Deposits	69,193	57,069	44,292	31,456	202,010	21.2%
Short-term borrowings	10,277	14,615	15,536	12,950	53,378	(29.7)%
Long-term borrowings	5,202	4,952	4,835	4,857	19,846	5.0%
Total interest expense	84,672	76,636	64,663	49,263	275,234	10.5%
Net interest income	153,765	155,455	159,232	159,318	627,770	(1.1)%
Provision for credit losses-loans and leases	8,804	12,907	12,719	8,644	43,074	(31.8)%
Provision for credit losses-unfunded commitments	1,426	(1,234)	(1,994)	1,835	33	(215.6)%
Net interest income after provision for credit losses	143,535	143,782	148,507	148,839	584,663	(0.2)%

Noninterest income
Service charges on deposit accounts	6,846	6,957	6,972	6,514	27,289	(1.6)%
Wealth management fees	6,091	6,943	6,713	6,334	26,081	(12.3)%
Bankcard income	3,349	3,406	3,692	3,592	14,039	(1.7)%
Client derivative fees	711	1,612	1,827	1,005	5,155	(55.9)%
Foreign exchange income	8,730	13,384	15,039	16,898	54,051	(34.8)%
Leasing business income	12,856	14,537	10,265	13,664	51,322	(11.6)%
Net gains from sales of loans	2,957	4,086	3,839	2,335	13,217	(27.6)%
Net gain (loss) on sale of investment securities	(851)	(4)	(384)	(19)	(1,258)	N/M
Net gain (loss) on equity securities	202	(54)	(82)	140	206	474.1%
Other	6,102	5,761	5,377	5,080	22,320	5.9%
Total noninterest income	46,993	56,628	53,258	55,543	212,422	(17.0)%

Noninterest expenses
Salaries and employee benefits	70,637	75,641	74,199	72,254	292,731	(6.6)%
Net occupancy	5,890	5,809	5,606	5,685	22,990	1.4%
Furniture and equipment	3,523	3,341	3,362	3,317	13,543	5.4%
Data processing	8,488	8,473	9,871	9,020	35,852	0.2%
Marketing	2,087	2,598	2,802	2,160	9,647	(19.7)%
Communication	707	744	644	634	2,729	(5.0)%
Professional services	3,148	2,524	2,308	1,946	9,926	24.7%
State intangible tax	984	981	964	985	3,914	0.3%
FDIC assessments	3,651	2,665	2,806	2,826	11,948	37.0%
Intangible amortization	2,601	2,600	2,601	2,600	10,402	0.0%
Leasing business expense	8,955	8,877	6,730	7,938	32,500	0.9%
Other	8,466	7,791	8,722	7,328	32,307	8.7%
Total noninterest expenses	119,137	122,044	120,615	116,693	478,489	(2.4)%
Income before income taxes	71,391	78,366	81,150	87,689	318,596	(8.9)%
Income tax expense (benefit)	14,659	15,305	15,483	17,286	62,733	(4.2)%
Net income	$56,732	$63,061	$65,667	$70,403	$255,863	(10.0)%

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.67	$0.70	$0.75	$2.72
Net earnings per share - diluted	$0.60	$0.66	$0.69	$0.74	$2.69
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.31%	1.48%	1.55%	1.69%	1.51%
Return on average shareholders' equity	10.50%	11.62%	12.32%	13.71%	12.01%

Interest income	$238,437	$232,091	$223,895	$208,581	$903,004	2.7%
Tax equivalent adjustment	1,672	1,659	1,601	1,424	6,356	0.8%
Interest income - tax equivalent	240,109	233,750	225,496	210,005	909,360	2.7%
Interest expense	84,672	76,636	64,663	49,263	275,234	10.5%
Net interest income - tax equivalent	$155,437	$157,114	$160,833	$160,742	$634,126	(1.1)%

Net interest margin	4.21%	4.28%	4.43%	4.51%	4.36%
Net interest margin (fully tax equivalent) (1)	4.26%	4.33%	4.48%	4.55%	4.40%

Full-time equivalent employees	2,129	2,121	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$152,299	$122,170	$97,091	$87,182	$458,742
Investment securities
Taxable	30,248	26,331	23,639	22,096	102,314
Tax-exempt	4,105	5,014	4,916	4,431	18,466
Total investment securities interest	34,353	31,345	28,555	26,527	120,780
Other earning assets	3,262	1,597	505	120	5,484
Total interest income	189,914	155,112	126,151	113,829	585,006

Interest expense
Deposits	16,168	6,386	2,963	2,623	28,140
Short-term borrowings	11,091	6,158	1,566	317	19,132
Long-term borrowings	4,759	4,676	4,612	4,544	18,591
Total interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income	157,896	137,892	117,010	106,345	519,143
Provision for credit losses-loans and leases	8,689	7,898	(4,267)	(5,589)	6,731
Provision for credit losses-unfunded commitments	1,341	386	3,481	(226)	4,982
Net interest income after provision for credit losses	147,866	129,608	117,796	112,160	507,430

Noninterest income
Service charges on deposit accounts	6,406	6,279	7,648	7,729	28,062
Wealth management fees	5,648	5,487	6,311	6,060	23,506
Bankcard income	3,736	3,484	3,823	3,337	14,380
Client derivative fees	1,822	1,447	1,369	803	5,441
Foreign exchange income	19,592	11,752	13,470	10,151	54,965
Leasing business income	11,124	7,127	7,247	6,076	31,574
Net gains from sales of loans	2,206	3,729	5,241	3,872	15,048
Net gain (loss) on sale of investment securities	(393)	(179)	0	3	(569)
Net gain (loss) on equity securities	1,315	(701)	(1,054)	(199)	(639)
Other	4,579	4,109	5,723	3,462	17,873
Total noninterest income	56,035	42,534	49,778	41,294	189,641

Noninterest expenses
Salaries and employee benefits	73,621	66,808	64,992	63,947	269,368
Net occupancy	5,434	5,669	5,359	5,746	22,208
Furniture and equipment	3,234	3,222	3,201	3,567	13,224
Data processing	8,567	8,497	8,334	8,264	33,662
Marketing	2,198	2,523	2,323	1,700	8,744
Communication	690	657	670	666	2,683
Professional services	3,015	2,346	2,214	2,159	9,734
State intangible tax	974	1,090	1,090	1,131	4,285
FDIC assessments	2,173	1,885	1,677	1,459	7,194
Intangible amortization	2,573	2,783	2,915	2,914	11,185
Leasing business expense	6,061	5,746	4,687	3,869	20,363
Other	15,902	23,842	5,572	7,383	52,699
Total noninterest expenses	124,442	125,068	103,034	102,805	455,349
Income before income taxes	79,459	47,074	64,540	50,649	241,722
Income tax expense (benefit)	10,373	(8,631)	13,020	9,348	24,110
Net income	$69,086	$55,705	$51,520	$41,301	$217,612

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.60	$0.55	$0.44	$2.33
Net earnings per share - diluted	$0.73	$0.59	$0.55	$0.44	$2.30
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.63%	1.35%	1.28%	1.03%	1.33%
Return on average shareholders' equity	13.64%	10.58%	9.84%	7.53%	10.34%

Interest income	$189,914	$155,112	$126,151	$113,829	$585,006
Tax equivalent adjustment	1,553	1,712	1,625	1,467	6,357
Interest income - tax equivalent	191,467	156,824	127,776	115,296	591,363
Interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income - tax equivalent	$159,449	$139,604	$118,635	$107,812	$525,500

Net interest margin	4.43%	3.93%	3.41%	3.11%	3.73%
Net interest margin (fully tax equivalent) (1)	4.47%	3.98%	3.45%	3.16%	3.77%

Full-time equivalent employees	2,070	2,072	2,096	2,050

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2023	2023	2023	2023	2022	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$213,059	$220,335	$217,385	$199,835	$207,501	(3.3)%	2.7%
Interest-bearing deposits with other banks	792,960	452,867	485,241	305,465	388,182	75.1%	104.3%
Investment securities available-for-sale	3,021,126	3,044,361	3,249,404	3,384,949	3,409,648	(0.8)%	(11.4)%
Investment securities held-to-maturity	80,321	81,236	82,372	83,070	84,021	(1.1)%	(4.4)%
Other investments	129,945	133,725	141,892	143,606	143,160	(2.8)%	(9.2)%
Loans held for sale	9,213	12,391	15,267	9,280	7,918	(25.6)%	16.4%
Loans and leases
Commercial and industrial	3,501,221	3,420,873	3,433,162	3,449,289	3,410,272	2.3%	2.7%
Lease financing	474,817	399,973	360,801	273,898	236,124	18.7%	101.1%
Construction real estate	564,832	578,824	536,464	525,906	512,050	(2.4)%	10.3%
Commercial real estate	4,080,939	3,992,654	4,048,460	4,056,627	4,052,759	2.2%	0.7%
Residential real estate	1,333,674	1,293,470	1,221,484	1,145,069	1,092,265	3.1%	22.1%
Home equity	758,676	743,991	728,711	724,672	733,791	2.0%	3.4%
Installment	159,078	160,648	165,216	204,372	209,895	(1.0)%	(24.2)%
Credit card	59,939	56,386	55,911	53,552	51,815	6.3%	15.7%
Total loans	10,933,176	10,646,819	10,550,209	10,433,385	10,298,971	2.7%	6.2%
Less:
Allowance for credit losses	(141,433)	(145,201)	(148,646)	(141,591)	(132,977)	(2.6)%	6.4%
Net loans	10,791,743	10,501,618	10,401,563	10,291,794	10,165,994	2.8%	6.2%
Premises and equipment	194,740	192,572	192,077	188,959	189,080	1.1%	3.0%
Operating leases	153,214	136,883	132,272	153,986	91,738	11.9%	67.0%
Goodwill	1,005,868	1,005,868	1,005,828	1,005,738	1,001,507	0.0%	0.4%
Other intangibles	83,949	86,378	88,662	91,169	93,919	(2.8)%	(10.6)%
Accrued interest and other assets	1,056,762	1,186,618	1,078,186	1,076,033	1,220,648	(10.9)%	(13.4)%
Total Assets	$17,532,900	$17,054,852	$17,090,149	$16,933,884	$17,003,316	2.8%	3.1%

LIABILITIES
Deposits
Interest-bearing demand	$2,993,219	$2,880,617	$2,919,472	$2,761,811	$3,037,153	3.9%	(1.4)%
Savings	4,331,228	4,023,455	3,785,445	3,746,403	3,828,139	7.6%	13.1%
Time	2,718,390	2,572,909	2,484,780	2,336,368	1,700,705	5.7%	59.8%
Total interest-bearing deposits	10,042,837	9,476,981	9,189,697	8,844,582	8,565,997	6.0%	17.2%
Noninterest-bearing	3,317,960	3,438,572	3,605,181	3,830,102	4,135,180	(3.5)%	(19.8)%
Total deposits	13,360,797	12,915,553	12,794,878	12,674,684	12,701,177	3.4%	5.2%
FHLB short-term borrowings	800,000	755,000	1,050,300	1,089,400	1,130,000	6.0%	(29.2)%
Other	137,814	219,188	165,983	128,160	157,156	(37.1)%	(12.3)%
Total short-term borrowings	937,814	974,188	1,216,283	1,217,560	1,287,156	(3.7)%	(27.1)%
Long-term debt	344,115	340,902	339,963	342,647	346,672	0.9%	(0.7)%
Total borrowed funds	1,281,929	1,315,090	1,556,246	1,560,207	1,633,828	(2.5)%	(21.5)%
Accrued interest and other liabilities	622,200	694,700	595,606	577,497	626,938	(10.4)%	(0.8)%
Total Liabilities	15,264,926	14,925,343	14,946,730	14,812,388	14,961,943	2.3%	2.0%

SHAREHOLDERS' EQUITY
Common stock	1,638,972	1,636,054	1,632,659	1,629,428	1,634,605	0.2%	0.3%
Retained earnings	1,136,718	1,101,905	1,060,715	1,016,893	968,237	3.2%	17.4%
Accumulated other comprehensive income (loss)	(309,819)	(410,005)	(353,010)	(328,059)	(358,663)	(24.4)%	(13.6)%
Treasury stock, at cost	(197,897)	(198,445)	(196,945)	(196,766)	(202,806)	(0.3)%	(2.4)%
Total Shareholders' Equity	2,267,974	2,129,509	2,143,419	2,121,496	2,041,373	6.5%	11.1%
Total Liabilities and Shareholders' Equity	$17,532,900	$17,054,852	$17,090,149	$16,933,884	$17,003,316	2.8%	3.1%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	2023	2022
ASSETS
Cash and due from banks	$214,678	$211,670	$221,527	$218,724	$218,216	$216,625	$233,925
Interest-bearing deposits with other banks	548,153	386,173	329,584	318,026	372,054	396,089	314,552
Investment securities	3,184,408	3,394,237	3,560,453	3,635,317	3,705,304	3,442,233	4,032,046
Loans held for sale	12,547	15,420	11,856	5,531	8,639	11,369	12,968
Loans and leases
Commercial and industrial	3,422,381	3,443,615	3,469,683	3,456,681	3,249,252	3,447,984	2,979,273
Lease financing	419,179	371,598	323,819	252,219	203,790	342,243	153,380
Construction real estate	540,314	547,884	518,190	536,294	501,787	535,715	476,597
Commercial real estate	4,060,733	4,024,798	4,050,946	4,017,021	4,028,944	4,038,457	4,040,365
Residential real estate	1,320,670	1,260,249	1,181,053	1,115,889	1,066,859	1,220,138	976,775
Home equity	750,925	735,251	726,333	728,185	735,039	735,236	721,048
Installment	160,242	164,092	172,147	205,934	208,484	175,447	159,807
Credit card	64,037	60,827	59,478	55,548	56,325	59,998	54,752
Total loans	10,738,481	10,608,314	10,501,649	10,367,771	10,050,480	10,555,218	9,561,997
Less:
Allowance for credit losses	(149,398)	(150,297)	(145,578)	(136,419)	(127,541)	(145,472)	(125,001)
Net loans	10,589,083	10,458,017	10,356,071	10,231,352	9,922,939	10,409,746	9,436,996
Premises and equipment	194,435	194,228	190,583	190,346	189,342	192,414	191,191
Operating leases	139,331	132,984	138,725	107,092	88,365	129,631	76,967
Goodwill	1,005,870	1,005,844	1,005,791	1,005,713	998,575	1,005,805	999,611
Other intangibles	85,101	87,427	89,878	92,587	95,256	88,724	99,081
Accrued interest and other assets	1,151,349	1,065,389	1,063,587	1,138,311	1,168,908	1,104,587	985,393
Total Assets	$17,124,955	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,997,223	$16,382,730

LIABILITIES
Deposits
Interest-bearing demand	$2,988,086	$2,927,416	$2,906,855	$2,906,712	$3,103,091	$2,932,477	$3,158,560
Savings	4,235,658	3,919,590	3,749,902	3,818,807	3,943,342	3,932,100	4,049,883
Time	2,611,075	2,446,854	2,393,707	2,131,707	1,360,681	2,397,289	1,175,086
Total interest-bearing deposits	9,834,819	9,293,860	9,050,464	8,857,226	8,407,114	9,261,866	8,383,529
Noninterest-bearing	3,368,024	3,493,305	3,663,419	3,954,915	4,225,192	3,617,961	4,196,735
Total deposits	13,202,843	12,787,165	12,713,883	12,812,141	12,632,306	12,879,827	12,580,264
Federal funds purchased and securities sold
under agreements to repurchase	3,586	10,788	21,881	26,380	16,167	15,583	29,526
FHLB short-term borrowings	554,826	878,199	1,028,207	925,144	944,320	845,666	672,928
Other	185,221	175,682	132,088	139,195	184,439	158,221	115,041
Total short-term borrowings	743,633	1,064,669	1,182,176	1,090,719	1,144,926	1,019,470	817,495
Long-term debt	340,321	338,402	341,523	343,619	344,162	340,950	359,518
Total borrowed funds	1,083,954	1,403,071	1,523,699	1,434,338	1,489,088	1,360,420	1,177,013
Accrued interest and other liabilities	693,676	607,552	592,708	614,310	636,640	627,225	520,114
Total Liabilities	14,980,473	14,797,788	14,830,290	14,860,789	14,758,034	14,867,472	14,277,391

SHAREHOLDERS' EQUITY
Common stock	1,637,197	1,634,102	1,631,230	1,633,396	1,632,941	1,633,992	1,634,558
Retained earnings	1,111,786	1,076,515	1,034,092	989,777	941,987	1,053,441	887,826
Accumulated other comprehensive loss	(406,265)	(358,769)	(330,263)	(339,450)	(361,284)	(358,870)	(207,778)
Treasury stock, at cost	(198,236)	(198,247)	(197,294)	(201,513)	(204,080)	(198,812)	(209,267)
Total Shareholders' Equity	2,144,482	2,153,601	2,137,765	2,082,210	2,009,564	2,129,751	2,105,339
Total Liabilities and Shareholders' Equity	$17,124,955	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,997,223	$16,382,730

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	December 31, 2023			September 30, 2023			December 31, 2022			December 31, 2023		December 31, 2022
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,184,408	$33,696	4.20%	$3,394,237	$34,819	4.07%	$3,705,304	$34,353	3.68%	$3,442,233	4.05%	$4,032,046	3.00%
Interest-bearing deposits with other banks	548,153	7,325	5.30%	386,173	5,011	5.15%	372,054	3,262	3.48%	396,089	5.00%	314,552	1.74%
Gross loans (1)	10,751,028	197,416	7.29%	10,623,734	192,261	7.18%	10,059,119	152,299	6.01%	10,566,587	7.04%	9,574,965	4.79%
Total earning assets	14,483,589	238,437	6.53%	14,404,144	232,091	6.39%	14,136,477	189,914	5.33%	14,404,909	6.27%	13,921,563	4.20%

Nonearning assets
Allowance for credit losses	(149,398)			(150,297)			(127,541)			(145,472)		(125,001)
Cash and due from banks	214,678			211,670			218,216			216,625		233,925
Accrued interest and other assets	2,576,086			2,485,872			2,540,446			2,521,161		2,352,243
Total assets	$17,124,955			$16,951,389			$16,767,598			$16,997,223		$16,382,730

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,988,086	$14,480	1.92%	$2,927,416	$12,953	1.76%	$3,103,091	$5,195	0.66%	$2,932,477	1.45%	$3,158,560	0.28%
Savings	4,235,658	26,632	2.49%	3,919,590	19,853	2.01%	3,943,342	4,819	0.48%	3,932,100	1.73%	4,049,883	0.22%
Time	2,611,075	28,081	4.27%	2,446,854	24,263	3.93%	1,360,681	6,154	1.79%	2,397,289	3.81%	1,175,086	0.88%
Total interest-bearing deposits	9,834,819	69,193	2.79%	9,293,860	57,069	2.44%	8,407,114	16,168	0.76%	9,261,866	2.18%	8,383,529	0.34%
Borrowed funds
Short-term borrowings	743,633	10,277	5.48%	1,064,669	14,615	5.45%	1,144,926	11,091	3.84%	1,019,470	5.24%	817,495	2.34%
Long-term debt	340,321	5,202	6.06%	338,402	4,952	5.81%	344,162	4,759	5.49%	340,950	5.82%	359,518	5.17%
Total borrowed funds	1,083,954	15,479	5.67%	1,403,071	19,567	5.53%	1,489,088	15,850	4.22%	1,360,420	5.38%	1,177,013	3.20%
Total interest-bearing liabilities	10,918,773	84,672	3.08%	10,696,931	76,636	2.84%	9,896,202	32,018	1.28%	10,622,286	2.59%	9,560,542	0.69%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,368,024			3,493,305			4,225,192			3,617,961		4,196,735
Other liabilities	693,676			607,552			636,640			627,225		520,114
Shareholders' equity	2,144,482			2,153,601			2,009,564			2,129,751		2,105,339
Total liabilities & shareholders' equity	$17,124,955			$16,951,389			$16,767,598			$16,997,223		$16,382,730

Net interest income	$153,765			$155,455			$157,896			$627,770		$519,143
Net interest spread			3.45%			3.55%			4.05%		3.68%		3.51%
Net interest margin			4.21%			4.28%			4.43%		4.36%		3.73%

Tax equivalent adjustment			0.05%			0.05%			0.04%		0.04%		0.04%
Net interest margin (fully tax equivalent)			4.26%			4.33%			4.47%		4.40%		3.77%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$1,097	$(2,220)	$(1,123)	$4,855	$(5,512)	$(657)	$42,530	$(23,889)	$18,641
Interest-bearing deposits with other banks	149	2,165	2,314	1,710	2,353	4,063	10,250	4,079	14,329
Gross loans (2)	2,818	2,337	5,155	32,412	12,705	45,117	215,229	69,799	285,028
Total earning assets	4,064	2,282	6,346	38,977	9,546	48,523	268,009	49,989	317,998

Interest-bearing liabilities
Total interest-bearing deposits	$8,318	$3,806	$12,124	$42,980	$10,045	$53,025	$154,713	$19,157	$173,870
Borrowed funds
Short-term borrowings	99	(4,437)	(4,338)	4,732	(5,546)	(814)	23,671	10,575	34,246
Long-term debt	221	29	250	502	(59)	443	2,336	(1,081)	1,255
Total borrowed funds	320	(4,408)	(4,088)	5,234	(5,605)	(371)	26,007	9,494	35,501
Total interest-bearing liabilities	8,638	(602)	8,036	48,214	4,440	52,654	180,720	28,651	209,371
Net interest income (1)	$(4,574)	$2,884	$(1,690)	$(9,237)	$5,106	$(4,131)	$87,289	$21,338	$108,627

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2023	2023	2023	2023	2022	2023	2022
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$145,201	$148,646	$141,591	$132,977	$124,096	$132,977	$131,992
Provision for credit losses	8,804	12,907	12,719	8,644	8,689	43,074	6,731
Gross charge-offs
Commercial and industrial	6,866	9,207	2,372	730	334	19,175	5,899
Lease financing	4,244	76	90	13	0	4,423	152
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	1	6,008	2,648	66	245	8,723	3,667
Residential real estate	9	10	20	0	79	39	224
Home equity	174	54	21	91	72	340	160
Installment	2,054	1,349	1,515	1,524	717	6,442	1,549
Credit card	363	319	274	217	212	1,173	907
Total gross charge-offs	13,711	17,023	6,940	2,641	1,659	40,315	12,558
Recoveries
Commercial and industrial	459	335	631	109	293	1,534	939
Lease financing	52	1	1	1	0	55	49
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	93	39	153	2,238	1,327	2,523	4,304
Residential real estate	24	44	113	66	15	247	174
Home equity	178	125	232	80	88	615	898
Installment	210	87	90	54	68	441	165
Credit card	123	40	56	63	60	282	283
Total recoveries	1,139	671	1,276	2,611	1,851	5,697	6,812
Total net charge-offs	12,572	16,352	5,664	30	(192)	34,618	5,746
Ending allowance for credit losses	$141,433	$145,201	$148,646	$141,591	$132,977	$141,433	$132,977

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.74%	1.02%	0.20%	0.07%	0.01%	0.51%	0.17%
Lease financing	3.97%	0.08%	0.11%	0.02%	0.00%	1.28%	0.07%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	(0.01)%	0.59%	0.25%	(0.22)%	(0.11)%	0.15%	(0.02)%
Residential real estate	0.00%	(0.01)%	(0.03)%	(0.02)%	0.02%	(0.02)%	0.01%
Home equity	0.00%	(0.04)%	(0.12)%	0.01%	(0.01)%	(0.04)%	(0.10)%
Installment	4.57%	3.05%	3.32%	2.89%	1.24%	3.42%	0.87%
Credit card	1.49%	1.82%	1.47%	1.12%	1.07%	1.49%	1.14%
Total net charge-offs	0.46%	0.61%	0.22%	0.00%	(0.01)%	0.33%	0.06%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$15,746	$17,152	$21,508	$13,971	$8,242	$15,746	$8,242
Lease financing	3,610	7,731	4,833	175	178	3,610	178
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	27,984	33,019	11,876	5,362	5,786	27,984	5,786
Residential real estate	14,067	12,328	11,697	11,129	10,691	14,067	10,691
Home equity	3,476	3,937	3,239	3,399	3,123	3,476	3,123
Installment	870	774	568	544	603	870	603
Nonaccrual loans	65,753	74,941	53,721	34,580	28,623	65,753	28,623
Accruing troubled debt restructurings (TDRs) (2)	N/A	N/A	N/A	N/A	10,960	N/A	10,960
Total nonperforming loans (2)	65,753	74,941	53,721	34,580	39,583	65,753	39,583
Other real estate owned (OREO)	106	142	281	191	191	106	191
Total nonperforming assets (2)	65,859	75,083	54,002	34,771	39,774	65,859	39,774
Accruing loans past due 90 days or more	2,028	698	873	159	857	2,028	857
Total underperforming assets (2)	$67,887	$75,781	$54,875	$34,930	$40,631	$67,887	$40,631
Total classified assets (2)	$140,995	$140,552	$138,909	$158,984	$128,137	$140,995	$128,137

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	215.10%	193.75%	276.70%	409.46%	464.58%	215.10%	464.58%
Nonperforming loans	215.10%	193.75%	276.70%	409.46%	335.94%	215.10%	335.94%
Total ending loans	1.29%	1.36%	1.41%	1.36%	1.29%	1.29%	1.29%
Nonperforming loans to total loans	0.60%	0.70%	0.51%	0.33%	0.38%	0.60%	0.38%
Nonaccrual loans to total loans	0.60%	0.70%	0.51%	0.33%	0.28%	0.60%	0.28%
Nonperforming assets to
Ending loans, plus OREO	0.60%	0.71%	0.51%	0.33%	0.39%	0.60%	0.39%
Total assets	0.38%	0.44%	0.32%	0.21%	0.23%	0.38%	0.23%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.60%	0.71%	0.51%	0.33%	0.28%	0.60%	0.28%
Total assets	0.38%	0.44%	0.32%	0.21%	0.17%	0.38%	0.17%
Classified assets to total assets	0.80%	0.82%	0.81%	0.94%	0.75%	0.80%	0.75%

(1) Nonaccrual loans include nonaccrual TDRs of $10.0 million as of December 31, 2022.
(2) Upon adoption of ASU 2022-02 as of January 1, 2023, the TDR model was eliminated. Prospectively, disclosures will include modifications of loans to borrowers experiencing financial difficulty (FDM). FDMs are excluded from nonperforming, underperforming and classified assets.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	2023	2022
PER COMMON SHARE
Market Price
High	$24.28	$24.02	$22.27	$26.24	$26.68	$26.24	$26.73
Low	$17.37	$19.19	$18.20	$21.30	$21.56	$17.37	$19.02
Close	$23.75	$19.60	$20.44	$21.77	$24.23	$23.75	$24.23

Average shares outstanding - basic	94,063,570	94,030,275	93,924,068	93,732,532	93,590,674	93,938,772	93,528,712
Average shares outstanding - diluted	95,126,316	95,126,269	95,169,348	94,960,158	94,831,788	95,096,067	94,586,851
Ending shares outstanding	95,141,244	95,117,180	95,185,483	95,190,406	94,891,099	95,141,244	94,891,099

Total shareholders' equity	$2,267,974	$2,129,509	$2,143,419	$2,121,496	$2,041,373	$2,267,974	$2,041,373

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,568,815	$1,527,793	$1,481,913	$1,432,332	$1,399,420	$1,568,815	$1,399,420
Common equity tier 1 capital ratio	11.85%	11.60%	11.34%	11.00%	10.83%	11.85%	10.83%
Tier 1 capital	$1,613,480	$1,572,248	$1,526,362	$1,476,734	$1,443,698	$1,613,480	$1,443,698
Tier 1 ratio	12.19%	11.94%	11.68%	11.34%	11.17%	12.19%	11.17%
Total capital	$1,820,285	$1,778,993	$1,756,968	$1,707,270	$1,691,255	$1,820,285	$1,691,255
Total capital ratio	13.75%	13.51%	13.44%	13.11%	13.09%	13.75%	13.09%
Total capital in excess of minimum requirement	$430,482	$396,083	$384,735	$339,585	$334,316	$430,482	$334,316
Total risk-weighted assets	$13,236,221	$13,170,574	$13,068,888	$13,025,567	$12,923,233	$13,236,221	$12,923,233
Leverage ratio	9.70%	9.59%	9.33%	9.03%	8.89%	9.70%	8.89%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.94%	12.49%	12.54%	12.53%	12.01%	12.94%	12.01%
Ending tangible shareholders' equity to ending tangible assets (1)	7.17%	6.50%	6.56%	6.47%	5.95%	7.17%	5.95%
Average shareholders' equity to average assets	12.52%	12.70%	12.60%	12.29%	11.98%	12.53%	12.85%
Average tangible shareholders' equity to average tangible assets (1)	6.57%	6.69%	6.57%	6.21%	5.84%	6.51%	6.59%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable